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                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 1, 1999, included or incorporated by reference in this Form 10-K, into MGM Grand, Inc.'s previously filed Registration Statements File Nos. 33-35023, 33-38616, 333-00187, 333-22957,
333-31845, 333-42729 and 333-73155.

                                          ARTHUR ANDERSEN LLP

Las Vegas, Nevada
March 18, 1999

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